Exhibit 99.2

VEREIT

Quarterly Supplemental Information
Third Quarter 2016

TSC
TRACTOR SUPPLY CO
Walgreens
PHARMACY
THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
Walmart

Disciplined. Transparent. Consistent.

www.VEREIT.com
2325 East Camelback Road, Suite 1100 :: Phoenix, Arizona 85016

©2016 VEREIT, Inc.

Q3 2016 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
September 30, 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q3 2016 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2016, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. Certain balances have been reclassified to conform with the current period’s presentation. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Reports on Form 10-Q for the quarters ended September 30, 2016, June 30, 2016, March 31, 2016 and September 30, 2015.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2016 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations related to VEREIT's previously disclosed audit committee investigation and related litigations; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.

Q3 2016 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At September 30, 2016, approximately 41.5% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy was 98.0% and the weighted-average lease term was 10.0 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-traded REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q3 2016 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	Bruce D. Frank, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	David B. Henry, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Mark S. Ordan, Independent Director

William C. Miller, Executive Vice President and Investment Management	Eugene A. Pinover, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Julie G. Richardson, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q3 2016 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except per share amounts)

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015
Consolidated Financial Results
Revenue	$362,915	$371,019	$369,020	$383,374	$384,954
Net income (loss)	$30,246	$3,233	$(116,080)	$(192,231)	$8,141
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.01	$(0.02)	$(0.15)	$(0.23)	$(0.01)
Normalized EBITDA	$285,906	$283,060	$288,607	$286,674	$301,772
FFO attributable to common stockholders and limited partners	$179,472	$184,174	$196,229	$4,623	$191,562
FFO attributable to common stockholders and limited partners per diluted share	$0.185	$0.198	$0.211	$0.005	$0.206
AFFO attributable to common stockholders and limited partners	$198,108	$180,107	$192,675	$183,157	$196,428
AFFO attributable to common stockholders and limited partners per diluted share	$0.205	$0.193	$0.207	$0.197	$0.211
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	968,686,543	931,252,045	930,179,874	929,367,308	929,457,209

Real Estate Investments
Revenue	$331,846	$338,533	$337,787	$350,061	$357,408
Net income (loss)	$30,006	$2,167	$(115,534)	$(5,961)	$8,740
Normalized EBITDA	$277,593	$274,683	$282,243	$280,822	$294,743
FFO attributable to common stockholders and limited partners	$179,232	$183,108	$196,775	$190,893	$192,161
FFO attributable to common stockholders and limited partners per diluted share	$0.185	$0.197	$0.212	$0.205	$0.207
AFFO attributable to common stockholders and limited partners	$182,371	$177,599	$185,528	$187,339	$191,419
AFFO attributable to common stockholders and limited partners per diluted share	$0.188	$0.191	$0.199	$0.202	$0.206
Properties owned	4,213	4,291	4,378	4,435	4,572
Rentable square feet (in thousands)	96,885	99,229	99,015	99,578	100,950
Economic occupancy rate	98.0%	97.7%	98.6%	98.6%	98.3%
Weighted-average remaining lease term (years)	10.0	10.2	10.4	10.6	11.1
Investment-grade tenants (1)	41.5%	42.7%	42.1%	42.5%	43.5%

Cole Capital
Revenue	$31,069	$32,486	$31,233	$33,313	$27,546
Net income (loss)	$240	$1,066	$(546)	$(186,270)	$(599)
Normalized EBITDA	$8,313	$8,377	$6,364	$5,852	$7,029
FFO attributable to common stockholders and limited partners	$240	$1,066	$(546)	$(186,270)	$(599)
FFO attributable to common stockholders and limited partners per diluted share	$0.000	$0.001	$(0.001)	$(0.200)	$(0.001)
AFFO attributable to common stockholders and limited partners	$15,737	$2,508	$7,147	$(4,182)	$5,009
AFFO attributable to common stockholders and limited partners per diluted share	$0.016	$0.003	$0.008	$(0.004)	$0.005
Capital raised on behalf of Cole REITs, excluding DRIP	$136,381	$138,655	$144,620	$116,634	$66,603
Purchase price of property acquisitions on behalf of Cole REITs	$173,869	$211,178	$102,075	$236,398	$315,301
Assets Under Management	$7,131,400	$7,005,695	$6,827,885	$6,740,911	$6,561,950
___________________________________

(1)	The weighted-average credit rating of our investment-grade tenants was A- as of September 30, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
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Q3 2016 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
Interest Coverage Ratio
Interest expense, excluding non-cash amortization (1)	$76,511		$78,998		$77,542		$80,349		$83,140
Normalized EBITDA	285,906		283,060		288,607		286,674		301,772
Interest Coverage Ratio	3.74x		3.58x		3.72x		3.57x		3.63x

Fixed Charge Coverage Ratio
Interest expense, excluding non-cash amortization (1)	$76,511		$78,998		$77,542		$80,349		$83,140
Secured debt principal amortization	5,734		5,168		8,449		5,834		6,089
Dividends attributable to preferred shares	17,973		17,973		17,973		17,972		17,974
Total fixed charges	100,218		102,139		103,964		104,155		107,203
Normalized EBITDA	285,906		283,060		288,607		286,674		301,772
Fixed Charge Coverage Ratio	2.85	x	2.77	x	2.78	x	2.75	x	2.81	x

	September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015		September 30, 2015
Net Debt Ratios
Debt Outstanding (2)	$6,586,839		$8,514,700		$7,826,603		$8,083,345		$8,928,412
Less: cash and cash equivalents	116,618		1,029,620		104,450		69,103		171,659
Net Debt	6,470,221		7,485,080		7,722,153		8,014,242		8,756,753
Normalized EBITDA annualized	1,143,624		1,132,240		1,154,428		1,146,696		1,207,088
Net Debt to Normalized EBITDA annualized ratio	5.66	x	6.61	x	6.69	x	6.99	x	7.25	x

Net Debt	$6,470,221		$7,485,080		$7,722,153		$8,014,242		$8,756,753
Gross Real Estate Investments	15,815,333		16,085,149		16,247,476		16,694,977		17,392,001
Net Debt Leverage Ratio	40.9%		46.5%		47.5%		48.0%		50.3%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$10,394,146		$10,585,494		$10,612,483		$10,744,554		$11,085,546
Gross Real Estate Investments	15,815,333		16,085,149		16,247,476		16,694,977		17,392,001
Unencumbered Asset Ratio	65.7%		65.8%		65.3%		64.4%		63.7%
___________________________________

(1)	Refer to the Consolidated Statements of Operations section for interest expense calculated in accordance with GAAP.

(2)	Refer to the Consolidated Balance Sheets section for total debt calculated in accordance with GAAP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q3 2016 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	57.6%

Secured debt	15.7%

Corporate bonds	12.5%

Preferred equity	5.9%

Convertible notes	5.5%

Unsecured term loan	2.8%

Fixed vs. Variable Rate Debt

Fixed	88.6%
Swapped to Fixed	11.3%
Variable	0.1%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	September 30, 2016
Diluted shares outstanding			1,000,717
Stock price			$10.37
Implied Equity Market Capitalization			$10,377,435

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable	4.6	5.01%	$2,813,829
Secured term loan	1.3	5.81%	23,010
Total secured debt	4.6	5.01%	$2,836,839

Unsecured term loan (swapped to fixed)	1.7	3.25%	$500,000
2018 convertible notes	1.8	3.00%	597,500
2019 corporate bonds	2.4	3.00%	750,000
2020 convertible notes	4.2	3.75%	402,500
2021 corporate bonds	4.7	4.13%	400,000
2024 corporate bonds	7.4	4.60%	500,000
2026 corporate bonds	9.7	4.88%	600,000
Total unsecured debt	4.5	3.75%	$3,750,000

Total Debt Outstanding	4.5	4.29%	$6,586,839

Total Capitalization			$18,035,128
Less: Cash and cash equivalents			116,618
Enterprise Value			$17,918,510

Net Debt/Enterprise Value			36.1%
Net Debt/Normalized EBITDA Annualized			5.66	x
Net Debt + Preferred/Normalized EBITDA Annualized			6.59	x
Fixed Charge Coverage Ratio			2.85	x
Liquidity (3)			$2,416,618
___________________________________
(1)Weighted-average interest rate for variable-rate debt represents the interest rate in effect as of September 30, 2016.
(2)Balance represents 42.8 million shares outstanding at September 30, 2016 multiplied by the liquidation preference of $25 per share.
(3)Liquidity represents cash and cash equivalents of $116.6 million and $2.3 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q3 2016 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$16.1 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,037 Properties	1,837 Properties

	Industrial & Distribution (1)	Office (1)
	166 Properties	161 Properties

$7.1 Billion

Assets Under Management

Open Offerings
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● Income NAV(2) ● CCIT III(2)

Closed Offerings
CCIT II(2) ● CCPT IV(2) ● TIC & DST(2)

___________________________________

(1)	Excludes 12 properties that consist of billboards, construction in progress, land, and parking lots.

(2)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q3 2016 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets
Real estate investments, at cost:
Land	$2,946,105	$2,992,848	$3,058,879	$3,120,653	$3,257,396
Buildings, fixtures and improvements	10,800,316	10,956,605	11,161,327	11,445,690	11,652,830
Intangible lease assets	2,073,076	2,102,606	2,145,734	2,218,378	2,313,369
Total real estate investments, at cost	15,819,497	16,052,059	16,365,940	16,784,721	17,223,595
Less: accumulated depreciation and amortization	2,188,998	2,029,121	1,865,674	1,778,597	1,595,667
Total real estate investments, net	13,630,499	14,022,938	14,500,266	15,006,124	15,627,928
Investment in unconsolidated entities	24,711	22,435	23,445	56,824	57,247
Investment in direct financing leases, net	40,785	43,155	45,611	46,312	49,244
Investment securities, at fair value	48,098	48,347	48,162	53,304	54,455
Loans held for investment, net	23,014	23,297	23,559	24,238	40,002
Cash and cash equivalents	116,618	1,029,620	104,450	69,103	171,659
Restricted cash	61,828	60,837	60,132	59,767	47,775
Intangible assets, net	30,849	37,088	43,327	50,779	127,835
Rent and tenant receivables and other assets, net	339,529	333,124	313,903	303,637	318,001
Goodwill	1,602,610	1,620,233	1,642,858	1,656,374	1,828,005
Due from affiliates	20,883	8,043	11,617	60,633	66,981
Assets held for sale	118,396	159,394	26,282	18,771	247,951
Total assets	$16,057,820	$17,408,511	$16,843,612	$17,405,866	$18,637,083

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,861,210	$2,938,072	$3,029,666	$3,111,985	$3,187,960
Corporate bonds, net	2,225,157	3,522,297	2,537,699	2,536,333	2,534,977
Convertible debt, net	970,691	968,059	965,469	962,894	960,361
Credit facility, net	496,008	1,045,872	1,269,731	1,448,590	2,097,400
Below-market lease liabilities, net	229,340	237,403	245,093	251,692	264,232
Accounts payable and accrued expenses	139,150	163,122	118,970	151,877	164,204
Deferred rent, derivative and other liabilities	89,154	84,486	88,997	87,490	114,343
Distributions payable	159,415	146,695	143,973	140,816	137,647
Due to affiliates	—	—	—	230	241
Mortgage notes payable associated with assets held for sale	—	—	—	—	118,493
Total liabilities	7,170,125	9,106,006	8,399,598	8,691,907	9,579,858

Series F preferred stock	428	428	428	428	428
Common stock	9,742	9,048	9,048	9,049	9,050
Additional paid-in capital	12,637,049	11,934,864	11,932,859	11,931,768	11,928,184
Accumulated other comprehensive (loss) income	(4,687)	(12,297)	(11,345)	(2,025)	(9,806)
Accumulated deficit	(3,933,092)	(3,810,341)	(3,671,050)	(3,415,233)	(3,085,906)
Total stockholders' equity	8,709,440	8,121,702	8,259,940	8,523,987	8,841,950
Non-controlling interests	178,255	180,803	184,074	189,972	215,275
Total equity	8,887,695	8,302,505	8,444,014	8,713,959	9,057,225
Total liabilities and equity	$16,057,820	$17,408,511	$16,843,612	$17,405,866	$18,637,083

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 10

Q3 2016 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues:
Rental income	$303,383	$311,352	$313,971	$322,079	$333,766
Direct financing lease income	494	535	569	623	659
Operating expense reimbursements	27,969	26,646	23,247	27,359	22,983
Cole Capital revenue	31,069	32,486	31,233	33,313	27,546
Total revenues	362,915	371,019	369,020	383,374	384,954
Operating expenses:
Cole Capital reallowed fees and commissions	5,897	6,975	8,068	6,558	3,896
Acquisition related	90	41	242	734	1,764
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
Property operating	34,820	38,199	34,813	35,308	31,950
General and administrative	29,761	33,094	29,400	49,160	32,842
Depreciation and amortization	195,173	197,345	204,308	202,415	208,542
Impairments	6,872	8,825	160,517	219,753	—
Total operating expenses	277,243	287,396	432,173	506,237	287,026
Operating income (loss)	85,672	83,623	(63,153)	(122,863)	97,928
Other (expense) income:
Interest expense	(79,869)	(82,468)	(80,426)	(82,591)	(89,530)
(Loss) gain on extinguishment and forgiveness of debt, net	(2,003)	252	—	(490)	—
Other income (expense), net	1,744	1,216	1,062	(3,816)	2,368
Reserve for loan loss	—	—	—	(15,300)	—
Equity in income and gain on disposition of unconsolidated entities	212	70	10,404	752	6,837
(Loss) gain on derivative instruments, net	(2,023)	(177)	(1,086)	677	(1,420)
Total other expenses, net	(81,939)	(81,107)	(70,046)	(100,768)	(81,745)
Income (loss) before taxes and real estate dispositions	3,733	2,516	(133,199)	(223,631)	16,183
Gain (loss) on disposition of real estate, net	28,111	437	17,175	(9,727)	(6,542)
Income (loss) before taxes	31,844	2,953	(116,024)	(233,358)	9,641
(Provision for) benefit from income taxes	(1,598)	280	(56)	41,127	(1,500)
Net income (loss)	30,246	3,233	(116,080)	(192,231)	8,141
Net (income) loss attributable to non-controlling interests	(751)	(87)	2,994	4,841	(612)
Net income (loss) attributable to the General Partner	$29,495	$3,146	$(113,086)	$(187,390)	$7,529

Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$0.01	$(0.02)	$(0.15)	$(0.23)	$(0.01)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 11

Q3 2016 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$30,246	$3,233	$(116,080)	$(192,231)	$8,141
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,972)	(17,974)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(28,111)	(437)	(27,373)	9,727	(187)
Depreciation and amortization of real estate assets	187,898	190,236	195,991	197,408	200,159
Impairment of real estate	6,872	8,825	160,517	6,414	—
Proportionate share of adjustments for unconsolidated entities	540	290	1,147	1,277	1,423
FFO attributable to common stockholders and limited partners	$179,472	$184,174	$196,229	$4,623	$191,562

Acquisition related expenses	90	41	242	734	1,764
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
Impairment of intangible assets	—	—	—	213,339	—
Reserve for loan loss	—	—	—	15,300	—
Gain on investment securities	—	—	—	—	(4)
Loss (gain) on derivative instruments, net	2,023	177	1,086	(677)	1,420
Amortization of premiums and discounts on debt and investments, net	(3,553)	(4,030)	(4,426)	(5,107)	(4,920)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,248	1,296	1,299	1,152
Net direct financing lease adjustments	571	590	559	544	507
Amortization and write-off of deferred financing costs	6,878	7,461	7,307	7,321	11,320
Amortization of management contracts	6,240	6,240	7,451	3,373	7,510
Deferred tax expense (benefit)(1)	6,941	(6,417)	(1,457)	(38,695)	(5,701)
Loss (gain) on extinguishment and forgiveness of debt, net	2,003	(252)	—	490	—
Straight-line rent, net of bad debt expense related to straight-line rent	(12,319)	(15,663)	(13,045)	(17,589)	(21,705)
Equity-based compensation expense	2,588	2,779	1,730	4,311	4,016
Other amortization and non-cash charges	929	751	743	1,540	781
Proportionate share of adjustments for unconsolidated entities	(17)	91	135	42	694
AFFO attributable to common stockholders and limited partners	$198,108	$180,107	$192,675	$183,157	$196,428

Weighted-average shares outstanding - basic	943,480,170	904,107,378	903,825,726	903,638,159	903,461,323
Effect of Limited Partner OP Units and dilutive securities (2)	25,206,373	27,144,667	26,354,148	25,729,149	25,995,886
Weighted-average shares outstanding - diluted (3)	968,686,543	931,252,045	930,179,874	929,367,308	929,457,209

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.185	$0.198	$0.211	$0.005	$0.206
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.205	$0.193	$0.207	$0.197	$0.211
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Consolidated Statements of Operations section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q3 2016 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$30,246	$3,233	$(116,080)	$(192,231)	$8,141
Adjustments:
Interest expense	79,869	82,468	80,426	82,591	89,530
Depreciation and amortization	195,173	197,345	204,308	202,415	208,542
Provision for (benefit from) income taxes	1,598	(280)	56	(41,127)	1,500
Proportionate share of adjustments for unconsolidated entities	959	554	1,822	1,978	2,554
EBITDA	$307,845	$283,320	$170,532	$53,626	$310,267
(Gain) loss on disposition of real estate assets, including joint ventures, net	(28,111)	(437)	(27,373)	9,727	(187)
Impairments	6,872	8,825	160,517	219,753	—
Reserve for loan loss	—	—	—	15,300	—
Acquisition related expenses	90	41	242	734	1,764
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
Gain on investment securities	—	—	—	—	(4)
Loss (gain) on derivative instruments, net	2,023	177	1,086	(677)	1,420
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,248	1,296	1,299	1,152
Loss (gain) on extinguishment and forgiveness of debt, net	2,003	(252)	—	490	—
Net direct financing lease adjustments	571	590	559	544	507
Straight-line rent, net of bad debt expense related to straight-line rent	(12,319)	(15,663)	(13,045)	(17,589)	(21,705)
Program development costs write-off	845	2,377	—	11,295	—
Other amortization and non-cash charges	(139)	(157)	(126)	(122)	(82)
Proportionate share of adjustments for unconsolidated entities	(36)	74	94	(15)	608
Normalized EBITDA	$285,906	$283,060	$288,607	$286,674	$301,772

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

Walmart
TACO BELL
FedEx
FedEx Freight
LOWE'S
PETSMART
maurices

VEREIT

Quarterly Supplemental Information
Third Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q3 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues:
Rental income	$303,383	$311,352	$313,971	$322,079	$333,766
Direct financing lease income	494	535	569	623	659
Operating expense reimbursements	27,969	26,646	23,247	27,359	22,983
Total real estate investment revenues	331,846	338,533	337,787	350,061	357,408
Operating expenses:
Acquisition related	90	27	217	673	1,690
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
Property operating	34,820	38,199	34,813	35,308	31,950
General and administrative	12,069	13,701	12,228	16,646	15,848
Depreciation and amortization	187,897	190,236	195,991	197,409	200,158
Impairment of real estate	6,872	8,825	160,517	6,414	—
Total operating expenses	246,378	253,905	398,591	248,759	257,678
Operating income (loss)	85,468	84,628	(60,804)	101,302	99,730
Other (expense) income:
Interest expense	(79,869)	(82,468)	(80,426)	(82,591)	(89,530)
(Loss) gain on extinguishment and forgiveness of debt	(2,003)	252	—	(490)	—
Other income, net	1,649	1,216	568	(4,226)	1,903
Reserve for loan loss	—	—	—	(15,300)	—
Equity in income and gain on disposition of unconsolidated entities	212	70	10,404	752	6,837
(Loss) gain on derivative instruments, net	(2,023)	(177)	(1,086)	677	(1,420)
Total other expenses, net	(82,034)	(81,107)	(70,540)	(101,178)	(82,210)
Income (loss) before taxes and real estate dispositions	3,434	3,521	(131,344)	124	17,520
Gain (loss) on disposition of real estate, net	28,111	437	17,175	(9,727)	(6,542)
Income (loss) before taxes	31,545	3,958	(114,169)	(9,603)	10,978
(Provision for) benefit from income taxes	(1,539)	(1,791)	(1,365)	3,642	(2,238)
Net income (loss)	$30,006	$2,167	$(115,534)	$(5,961)	$8,740

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q3 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$30,006	$2,167	$(115,534)	$(5,961)	$8,740
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,972)	(17,974)
(Gain) loss on disposition of real estate assets, including joint ventures, net	(28,111)	(437)	(27,373)	9,727	(187)
Depreciation and amortization of real estate assets	187,898	190,236	195,991	197,408	200,159
Impairment of real estate	6,872	8,825	160,517	6,414	—
Proportionate share of adjustments for unconsolidated entities	540	290	1,147	1,277	1,423
FFO attributable to common stockholders and limited partners	$179,232	$183,108	$196,775	$190,893	$192,161

Acquisition related expenses	90	27	217	673	1,690
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
Reserve for loan loss	—	—	—	15,300	—
Gain on investment securities	—	—	—	—	(4)
Loss (gain) on derivative instruments, net	2,023	177	1,086	(677)	1,420
Amortization of premiums and discounts on debt and investments, net	(3,553)	(4,030)	(4,426)	(5,107)	(4,920)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,248	1,296	1,299	1,152
Net direct financing lease adjustments	571	590	559	544	507
Amortization and write-off of deferred financing costs	6,878	7,461	7,307	7,321	11,320
Loss (gain) on extinguishment and forgiveness of debt, net	2,003	(252)	—	490	—
Straight-line rent, net of bad debt expense related to straight-line rent	(12,319)	(15,663)	(13,045)	(17,589)	(21,705)
Equity-based compensation expense	1,201	1,925	799	1,840	1,073
Other amortization and non-cash charges	—	—	—	1	(1)
Proportionate share of adjustments for unconsolidated entities	(17)	91	135	42	694
AFFO attributable to common stockholders and limited partners	$182,371	$177,599	$185,528	$187,339	$191,419

Weighted-average shares outstanding - basic	943,480,170	904,107,378	903,825,726	903,638,159	903,461,323
Effect of Limited Partner OP Units and dilutive securities (1)	25,206,373	27,144,667	26,354,148	25,729,149	25,995,886
Weighted-average shares outstanding - diluted (2)	968,686,543	931,252,045	930,179,874	929,367,308	929,457,209

FFO attributable to common stockholders and limited partners per diluted share	$0.185	$0.197	$0.212	$0.205	$0.207
AFFO attributable to common stockholders and limited partners per diluted share	$0.188	$0.191	$0.199	$0.202	$0.206
___________________________________

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q3 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$30,006	$2,167	$(115,534)	$(5,961)	$8,740
Adjustments:
Interest expense	79,869	82,468	80,426	82,591	89,530
Depreciation and amortization	187,897	190,236	195,991	197,409	200,158
Provision for (benefit from) income taxes	1,539	1,791	1,365	(3,642)	2,238
Proportionate share of adjustments for unconsolidated entities	959	554	1,822	1,978	2,554
EBITDA	$300,270	$277,216	$164,070	$272,375	$303,220
(Gain) loss on disposition of real estate assets, including joint ventures, net	(28,111)	(437)	(27,373)	9,727	(187)
Impairment of real estate assets	6,872	8,825	160,517	6,414	—
Reserve for loan loss	—	—	—	15,300	—
Acquisition related expenses	90	27	217	673	1,690
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
Gain on investment securities	—	—	—	—	(4)
Loss (gain) on derivative instruments, net	2,023	177	1,086	(677)	1,420
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,248	1,296	1,299	1,152
Loss (gain) on extinguishment and forgiveness of debt, net	2,003	(252)	—	490	—
Net direct financing lease adjustments	571	590	559	544	507
Straight-line rent, net of bad debt expense related to straight-line rent	(12,319)	(15,663)	(13,045)	(17,589)	(21,705)
Other amortization and non-cash charges	(32)	(39)	(3)	(28)	10
Proportionate share of adjustments for unconsolidated entities	(36)	74	94	(15)	608
Normalized EBITDA	$277,593	$274,683	$282,243	$280,822	$294,743

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q3 2016 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Rental income - as reported(1)	303,383	$311,352	$313,971	$322,079	$333,766
Direct financing lease income - as reported	494	535	569	623	659
Operating expense reimbursements - as reported	27,969	26,646	23,247	27,359	22,983
Property operating expense - as reported	(34,820)	(38,199)	(34,813)	(35,308)	(31,950)
NOI	297,026	300,334	302,974	314,753	325,458
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(12,319)	(15,663)	(13,045)	(17,589)	(21,705)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,248	1,296	1,299	1,152
Net direct financing lease adjustments	571	590	559	544	507
Cash NOI	$286,910	$286,509	$291,784	$299,007	$305,412
___________________________________

(1)
Rental income includes percentage rent of $1.2 million, $1.7 million, $2.5 million, $1.8 million and $2.1 million for the three months ended September 30, 2016 , June 30, 2016, March 31, 2016, December 31, 2015, and September 30, 2015, respectively.

Normalized Cash NOI

Three Months Ended
September 30, 2016
Cash NOI	$286,910
Adjustments for intra-quarter dispositions and completed build-to-suit properties(1)	(1,374)
Normalized Cash NOI	$285,536
___________________________________

(1)
For properties acquired or build-to-suits completed during the three months ended September 30, 2016 the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended September 30, 2016, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q3 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include all properties that were owned for the entirety of both the current and prior reporting periods, except for properties during the current or prior year that were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,187(1) properties, with 95.9 million aggregate square feet, acquired prior to July 1, 2015 and owned through September 30, 2016:

	Three Months Ended September 30,		Increase/(Decrease)
	2016	2015	$ Change	% Change
Contract Rental Revenue	287,382	287,069	313	0.1%
Economic occupancy rate	98.0%	98.3%	NA	NA

		Contract Rental Revenue
	Number of	Three Months Ended September 30,		Increase/(Decrease)
	Properties	2016	2015	$ Change	% Change
Single-tenant retail	2,001	$101,128	$100,077	$1,051	1.1%
Anchored shopping centers	20	5,900	5,852	48	0.8%
Restaurant	1,837	66,127	68,047	(1,920)	(2.8)%	(3)
Industrial and Distribution	160	47,366	46,717	649	1.4%
Office	159	66,730	66,245	485	0.7%
Other(2)	10	131	131	—	—%
Total	4,187	$287,382	$287,069	$313	0.1%	(4)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to July 1, 2015.

(2)	Other properties include billboards, land and parking lots.

(3)
Ovation Brands, Inc. filed for chapter 11 bankruptcy on March 7, 2016. Excluding the impact of Ovation Brands, Inc., restaurant same store contract rental revenue was flat during the three months ended September 30, 2016, as compared to the same quarter in 2015.

(4)	Excluding the impact of Ovation Brands, Inc., total same store contract rental revenue increased 0.8% during the three months ended September 30, 2016, as compared to the same quarter in 2015.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q3 2016 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue

The following graphs compare the Company's same store Contract Rental Revenue composition to the Company's total portfolio, based on Annualized Rental Income, as of September 30, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q3 2016 SUPPLEMENTAL INFORMATION

Debt Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	2016	2017	2018	2019	2020	Thereafter
Mortgage notes payable	$2,813,829	$49,767	$420,662	$209,229	$229,516	$282,190	$1,622,465
Unsecured credit facility	500,000	—	—	500,000	—	—	—
Corporate bonds	2,250,000	—	—	—	750,000	—	1,500,000
Convertible notes	1,000,000	—	—	597,500	—	402,500	—
Secured term loan	23,010	2,063	7,680	13,267	—	—	—
Total	$6,586,839	$51,830	$428,342	$1,319,996	$979,516	$684,690	$3,122,465

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable	42.7%	5.01%	4.6
Unsecured credit facility	7.6%	3.25%	1.7
Corporate bonds	34.2%	4.06%	5.8
Convertible notes	15.2%	3.30%	2.8
Secured term loan	0.3%	5.81%	1.3
Total	100.0%	4.29%	4.5

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	56.9%	3.75%	4.5
Total secured debt	43.1%	5.01%	4.6
Total	100.0%	4.29%	4.5

Total fixed-rate debt (1)	99.9%	4.29%	4.5
Total variable-rate debt	0.1%	3.84%	0.9
Total	100.0%	4.29%	4.5

Preferred Equity	Balance (2)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________

(1)	Includes $742.4 million of variable-rate debt with its interest rate fixed by way of an interest rate swap agreement.

(2)	Balance represents 42.8 million shares outstanding at September 30, 2016 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q3 2016 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q3 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (unaudited, dollars in thousands)

Lender	Maturity	Debt Outstanding As Of September 30, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	1/6/2024	155,000	4.97%		4.97%	I/O
Wells Fargo Bank, National Association	1/1/2018	131,801	5.61%		5.61%	P&I
JPMorgan Chase Bank, N.A.	9/1/2020	99,608	5.55%		5.55%	P&I
Bank of America, N.A.	1/1/2017	94,884	6.30%		6.38%	I/O
Wells Fargo Bank, National Association	3/1/2023	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	7/1/2022	68,110	4.54%		4.54%	I/O
Wells Fargo Bank, National Association	1/1/2023	66,000	4.24%		4.24%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	6/6/2020	62,649	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	5/1/2021	60,450	5.54%		5.54%	I/O
PNC Bank, National Association	1/1/2019	59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	5/6/2022	54,300	6.05%		6.05%	I/O
Bank of America, N.A.	1/1/2017	51,836	5.90%		5.91%	I/O
Capital One, N.A.	11/20/2019	51,400	1mo. Libor + 1.95%	(3)	5.22%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/1/2021	51,250	5.25%		5.25%	I/O
US Bank National Association	8/11/2029	44,676	7.23%		7.73%	I/O
Wells Fargo Bank, National Association	2/1/2017	48,500	1mo. Libor + 2.47%	(3)	3.79%	I/O
JPMorgan Chase Bank, N.A.	5/1/2021	46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	5/6/2021	46,670	5.92%		5.92%	I/O
People's United Bank	4/1/2021	42,277	5.55%		5.55%	P&I
JPMorgan Chase Bank, N.A.	6/1/2020	40,939	5.71%		5.71%	P&I
Wells Fargo Bank, National Association	6/1/2022	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	1/1/2023	40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	11/1/2019	38,500	4.10%		4.10%	I/O
JPMorgan Chase Bank, N.A.	11/1/2017	38,315	6.34%		6.34%	I/O
The Royal Bank of Scotland Plc	1/1/2021	34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/6/2020	31,500	5.25%		5.25%	I/O
Oritani Bank	5/1/2024	30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/6/2020	30,000	5.25%		5.25%	I/O
BOKF, NA dba Bank of Oklahoma	7/29/2018	28,625	1mo. Libor + 2.75%	(3)	4.10%	I/O
Jackson National Life Insurance Company	10/1/2021	29,450	4.25%		4.25%	I/O through 11/01/2018, then P&I
German American Capital Corporation	10/6/2022	29,160	4.48%		4.48%	I/O
PNC Bank, National Association	9/1/2022	27,827	4.00%		4.00%	P&I
German American Capital Corporation	10/6/2022	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	28,350	1mo. Libor + 2.20%	(3)	3.28%	I/O
PNC Bank, National Association	6/1/2022	27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	8/6/2019	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	7/1/2019	27,200	3.10%		3.10%	I/O
LaSalle Bank National Association	1/1/2017	25,620	5.81%		5.81%	I/O
Bank of America, N.A.	9/1/2017	23,801	5.28%		5.28%	P&I
John Hancock Life Insurance Company	10/3/2022	22,500	4.04%		4.04%	I/O
BOKF, NA dba Bank of Texas	12/31/2018	21,766	1mo. Libor + 1.80%	(3)	3.57%	I/O

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q3 2016 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Debt Outstanding As Of September 30, 2016	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Aviva Life and Annuity Company	7/1/2021	$19,600	5.02%		5.02%	I/O through 08/01/2019, then P&I
German American Capital Corp	6/6/2022	19,260	4.60%		4.60%	P&I
The Variable Annuity Life Insurance Company	1/1/2023	19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	5/10/2021	19,513	5.67%		5.67%	I/O
Oritani Bank	5/1/2024	18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
The Royal Bank of Scotland Plc	3/1/2021	18,100	5.88%		5.88%	I/O
US Bank National Association	12/11/2016	17,500	5.55%		5.55%	I/O
BOKF, NA dba Bank of Texas	7/31/2017	16,555	1mo. Libor + 2.20%	(3)	3.28%	I/O
JPMorgan Chase Bank, National Association	5/1/2021	15,910	5.54%		5.54%	P&I
US Bank National Association	1/11/2017	16,200	5.48%		5.48%	I/O
Wachovia Bank, National Association	12/11/2016	16,043	5.63%		5.63%	I/O
Oritani Bank	1/1/2023	15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
BOKF, NA dba Bank of Texas	12/31/2018	14,150	1mo. Libor + 1.80%	(3)	3.57%	I/O
BOKF, NA dba Bank of Texas	12/31/2020	13,420	1mo. Libor + 1.85%	(3)	4.25%	I/O
BOKF, NA dba Bank of Texas	7/13/2017	12,725	1mo. Libor + 2.25%	(3)	3.43%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	9/6/2017	12,270	3.70%		3.70%	I/O
Customers Bank	12/29/2016	11,625	3.75%		3.75%	I/O
JPMorgan Chase Bank, N.A.	7/1/2020	11,196	5.50%		5.50%	P&I
US Bank National Association	2/11/2017	10,332	5.68%		5.68%	I/O
40/86 Mortgage Capital, Inc.	1/1/2019	10,050	5.00%		5.00%	I/O
Monumental Life Insurance Company	4/1/2023	9,558	3.95%		3.95%	P&I
Amegy Bank, National Association	8/19/2017	9,687	1mo. Libor + 2.95%		3.79%	I/O
Transamerica Life Insurance Company	8/1/2030	7,173	5.57%		5.57%	P&I
Transamerica Life Insurance Company	8/1/2030	6,397	5.32%		5.32%	P&I
US Bank National Association	5/11/2017	6,262	5.45%		5.45%	I/O
Customers Bank	8/16/2017	5,500	3.63%		3.63%	I/O
Wells Fargo Bank, National Association	3/1/2017	4,800	1mo. Libor + 2.50%	(3)	3.76%	I/O
Bear Stearns Commercial Mortgage, Inc.	9/1/2017	1,678	5.88%		5.88%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	1,562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Capital Lease Funding, LLC	7/15/2018	1,525	7.20%		7.20%	P&I
US Bank National Association	4/15/2019	1,258	5.40%		5.40%	I/O
US Bank National Association	12/11/2016	1,250	6.18%		6.18%	I/O
BOKF, NA dba Bank of Texas	4/12/2018	562	1mo. Libor + 2.45%	(3)	3.39%	I/O
Transamerica Life Insurance Company	8/1/2030	365	5.93%		5.93%	P&I
		$2,813,829			5.01%
___________________________________

(1)	Represents interest rate in effect at September 30, 2016. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)	Variable-rate loan fixed by way of interest rate swap agreement.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q3 2016 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the covenants and are not measures of our liquidity or performance. As of September 30, 2016, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	September 30, 2016
Minimum tangible net worth	≥ $5.5B	$9.4B
Ratio of total indebtedness to total asset value	≤ 60%	39.5%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.78x
Ratio of secured indebtedness to total asset value	≤ 45%	16.7%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	34.0%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	4.69x
Minimum unencumbered asset value	≥ $8.0B	$10.7B

Corporate Bond Key Covenants	Required	September 30, 2016
Limitation on incurrence of total debt	≤ 65%	40.1%
Limitation on incurrence of secured debt	≤ 40%	17.5%
Debt service coverage	≥ 1.5x	3.84x
Maintenance of total unencumbered assets	≥ 150%	291.3%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q3 2016 SUPPLEMENTAL INFORMATION

Development Projects and Dispositions (unaudited, square feet and dollars in thousands)

Development Projects
During the three months ended September 30, 2016, the Company capitalized $0.8 million of additional development costs related to two projects, and placed one project into service at $3.5 million.
As of September 30, 2016, there is one Family Dollar build-to-suit property under development and estimated to be completed during Q1 2017, with $1.1 million invested to date and an estimated remaining investment of $0.7 million, and an estimated cash cap rate of 7.3%.

Dispositions
The following table shows the 78 properties that were disposed of and the related gains/losses during the three months ended September 30, 2016.

Property	Number of Properties	Square Feet	Weighted Average Remaining Lease Term (Years)(1)	Cash Cap Rate	Sale Price	Real Estate Gain (Loss)(2)	Goodwill Allocation(3)	GAAP Gain (Loss)(4)
Single-tenant retail	7	110	15.8	6.3%	$39,526	$6,885	$(1,879)	$5,006
Office	3	204	5.2	6.8%	77,403	7,512	—	7,512
Industrial and Distribution	3	494	13.3	5.3%	52,584	11,922	(185)	11,737
Red Lobster(5)	23	164	23.0	6.9%	78,134	6,082	(3,871)	2,211
Other Restaurants	24	93	2.8	8.2%	24,606	3,096	(1,124)	1,972
Vacant	10	38	N/A	N/A	5,740	818	(241)	577
Other (6)	8	267	N/A	N/A	—	(503)	—	(503)
Total dispositions	78	1,370	12.7	6.6%	$277,993	$35,812	$(7,300)	$28,512
Held for sale assets								(401)
Total gain on disposition of real estate , net								$28,111
___________________________________

(1)	Represents the remaining lease term from the date of sale.

(2)	Equals sale price less GAAP net book value and selling costs.

(3)
In accordance with GAAP, the Company allocates a portion of the REI segment goodwill to a respective property when it is classified as held for sale or when it is disposed of to calculate the GAAP gain (loss). The goodwill allocation presented excludes any amounts allocated to properties classified as held for sale in prior periods. See Note 4 – Goodwill and Other Intangibles of our Quarterly Report on Form 10-Q for the nine months ended September 30, 2016 for a further description of our goodwill allocation methodology.

(4)	Equals sale price less GAAP net book value, including goodwill allocation, and selling costs.

(5)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $91.3M was 5.9%.

(6)
Includes one property foreclosed upon by the respective lender and seven properties relinquished to the ground lessor upon termination of the ground lease. The gain relating to the property foreclosed upon is included in (loss) gain on extinguishment and forgiveness of debt, net in the Consolidated Statements of Operations.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Properties owned	4,213
Rentable square feet	96,885
Economic occupancy rate	98.0%
Weighted-average remaining lease term (years)	10.0
Investment-Grade Tenants	41.5%
Flat leases	21.7%
NNN leases	62.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q3 2016 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	2,678	2.8%	$104,180	8.6%	B-
Walgreens	115	1,668	1.7%	41,408	3.4%	BBB
Family Dollar	191	3,477	3.6%	38,247	3.2%	BB+
FedEx	51	3,734	3.9%	35,657	3.0%	BBB
Dollar General	404	3,741	3.9%	34,246	2.8%	BBB
CVS	98	1,388	1.4%	31,343	2.6%	BBB+
Albertson's	33	1,923	2.0%	23,633	2.0%	B+
Citizens Bank	176	851	0.9%	20,686	1.7%	A-
BJ's Wholesale Club	3	2,223	2.3%	19,559	1.6%	B-
AON	8	1,203	1.2%	18,154	1.5%	A-
Total	1,110	22,886	23.7%	$367,113	30.4%

Tenant Industry Concentration	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	368	5,362	5.5%	$192,272	15.9%
Manufacturing	68	19,312	19.9%	122,663	10.2%
Restaurants - Quick Service	856	3,449	3.6%	101,129	8.4%
Retail - Discount	622	10,054	10.4%	90,759	7.5%
Retail - Pharmacy	253	3,763	3.9%	86,504	7.2%
Finance	304	3,050	3.2%	66,392	5.5%
Professional Services	71	4,222	4.4%	59,644	4.9%
Retail - Grocery & Supermarket	83	5,445	5.6%	57,092	4.7%
Retail - Home & Garden	99	7,012	7.2%	50,240	4.2%
Logistics	57	4,798	5.0%	44,050	3.7%
Total	2,781	66,467	68.7%	$870,745	72.2%

Geographic Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	574	11,440	11.8%	$161,699	13.4%
Illinois	177	6,028	6.2%	78,078	6.5%
Florida	267	4,870	5.0%	67,137	5.6%
California	83	4,204	4.3%	58,286	4.8%
Pennsylvania	167	5,749	5.9%	56,289	4.7%
Ohio	282	5,702	5.9%	54,526	4.5%
Georgia	199	3,877	4.0%	47,157	3.9%
Indiana	137	5,926	6.1%	45,172	3.7%
North Carolina	171	3,688	3.8%	38,818	3.2%
Michigan	180	2,436	2.5%	36,184	3.0%
Total	2,237	53,920	55.5%	$643,346	53.3%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q3 2016 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	115	5,649	5.8%	$69,175	5.7%
Dallas, TX	113	3,756	3.9%	56,577	4.7%
Houston, TX	96	2,867	3.0%	31,711	2.6%
Atlanta, GA	93	2,719	2.8%	28,846	2.4%
Philadelphia, PA	52	2,028	2.1%	27,956	2.3%
New York, NY	25	1,132	1.2%	25,709	2.1%
Boston, MA	28	1,819	1.9%	24,953	2.1%
Phoenix, AZ	46	1,133	1.2%	21,748	1.8%
Washington, DC	28	870	0.9%	20,137	1.7%
Indianapolis, IN	40	2,693	2.8%	20,058	1.7%
Total	636	24,666	25.6%	$326,870	27.1%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q3 2016 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	31	2,678	2.8%	$104,180	8.6%	B-
Walgreens	115	1,668	1.7%	41,408	3.4%	BBB
Family Dollar	191	3,477	3.6%	38,247	3.2%	BB+
FedEx	51	3,734	3.9%	35,657	3.0%	BBB
Dollar General	404	3,741	3.9%	34,246	2.8%	BBB
CVS	98	1,388	1.4%	31,343	2.6%	BBB+
Albertson's	33	1,923	2.0%	23,633	2.0%	B+
Citizens Bank	176	851	0.9%	20,686	1.7%	A-
BJ's Wholesale Club	3	2,223	2.3%	19,559	1.6%	B-
AON	8	1,203	1.2%	18,154	1.5%	A-
Petsmart	12	858	0.9%	17,619	1.5%	B+
Goodyear	10	4,728	4.9%	16,550	1.4%	BB
General Service Administration	20	817	0.8%	15,714	1.3%	AA+
Tractor Supply	58	1,213	1.3%	15,709	1.3%	NR
Amazon	3	3,048	3.2%	14,159	1.2%	AA-
L.A. Fitness	15	656	0.7%	12,723	1.1%	B
Advance Auto Parts	106	736	0.8%	12,099	1.0%	BBB-
Total	1,334	34,942	36.3%	$471,686	39.2%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	5	430	0.5%	$4,054	0.3%
Agricultural	2	137	0.1%	1,245	0.1%
Education	4	1,287	1.3%	5,812	0.5%
Entertainment & Recreation	20	803	0.8%	15,784	1.3%
Finance	304	3,050	3.1%	66,392	5.5%
Government & Public Services	28	1,076	1.1%	23,243	1.9%
Healthcare	84	1,711	1.8%	30,793	2.5%
Information & Communication	15	507	0.5%	7,766	0.6%
Insurance	16	1,725	1.8%	34,288	2.8%
Logistics	57	4,798	5.0%	44,050	3.7%
Manufacturing	68	19,312	19.9%	122,663	10.2%
Mining & Natural Resources	16	731	0.8%	14,735	1.2%
Other Services	31	5,217	5.4%	18,978	1.6%
Professional Services	71	4,222	4.4%	59,644	4.9%
Real Estate	5	63	0.1%	978	0.1%
Rental	11	719	0.8%	6,784	0.6%
Restaurants - Casual Dining	368	5,362	5.5%	192,272	15.9%
Restaurants - Quick Service	856	3,449	3.6%	101,129	8.4%
Retail - Apparel & Jewelry	14	1,400	1.4%	15,268	1.3%
Retail - Department Stores	13	964	1.0%	8,010	0.7%
Retail - Discount	622	10,054	10.4%	90,759	7.5%
Retail - Electronics & Appliances	22	676	0.7%	9,202	0.8%
Retail - Gas & Convenience	127	526	0.5%	27,375	2.3%
Retail - Grocery & Supermarket	83	5,444	5.6%	57,092	4.7%
Retail - Hobby, Books & Music	9	340	0.4%	2,978	0.2%
Retail - Home & Garden	99	7,012	7.2%	50,240	4.2%
Retail - Home Furnishings	40	492	0.5%	7,837	0.7%
Retail - Internet	3	3,048	3.2%	14,159	1.2%
Retail - Motor Vehicle	166	1,190	1.2%	21,994	1.8%
Retail - Office Supply	4	76	0.1%	1,155	0.1%
Retail - Pet Supply	15	902	0.9%	18,453	1.5%
Retail - Pharmacy	253	3,763	3.9%	86,504	7.2%
Retail - Specialty (Other)	23	561	0.6%	6,160	0.5%
Retail - Sporting Goods	20	1,186	1.2%	14,246	1.2%
Retail - Warehouse Clubs	7	2,631	2.7%	22,673	1.9%
Other	11	70	—%	1,371	0.1%
Total	3,492	94,934	98.0%	$1,206,086	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	147	1,583	1.6%	$23,715	2.0%
Alaska	3	25	—%	774	0.1%
Arizona	74	1,832	1.9%	31,774	2.6%
Arkansas	96	1,004	1.0%	12,591	1.0%
California	83	4,204	4.3%	58,286	4.8%
Colorado	49	1,749	1.8%	27,283	2.3%
Connecticut	18	89	0.1%	2,496	0.2%
Delaware	11	93	0.1%	2,025	0.2%
Florida	267	4,870	5.0%	67,137	5.6%
Georgia	199	3,877	4.0%	47,157	3.9%
Idaho	18	138	0.1%	3,361	0.3%
Illinois	177	6,028	6.2%	78,078	6.5%
Indiana	137	5,926	6.1%	45,172	3.7%
Iowa	52	1,597	1.7%	13,773	1.1%
Kansas	44	2,344	2.4%	11,343	0.9%
Kentucky	81	2,153	2.2%	23,616	1.9%
Louisiana	96	1,617	1.7%	21,560	1.8%
Maine	25	649	0.7%	8,544	0.7%
Maryland	30	846	0.9%	16,209	1.3%
Massachusetts	39	2,579	2.7%	30,170	2.5%
Michigan	180	2,436	2.5%	36,184	3.0%
Minnesota	41	505	0.5%	7,154	0.6%
Mississippi	76	1,833	1.9%	15,027	1.2%
Missouri	160	1,831	1.9%	24,681	2.0%
Montana	10	124	0.1%	2,129	0.1%
Nebraska	21	759	0.8%	11,171	0.9%
Nevada	28	717	0.7%	8,240	0.7%
New Hampshire	20	254	0.3%	4,402	0.4%
New Jersey	35	1,668	1.7%	36,134	3.0%
New Mexico	50	937	1.0%	13,030	1.1%
New York	87	1,750	1.8%	32,350	2.7%
North Carolina	171	3,688	3.8%	38,818	3.2%
North Dakota	12	201	0.2%	4,277	0.4%
Ohio	282	5,702	5.9%	54,526	4.5%
Oklahoma	80	2,063	2.1%	25,244	2.1%
Oregon	15	309	0.3%	5,137	0.4%
Pennsylvania	167	5,749	5.9%	56,289	4.7%
Rhode Island	14	215	0.2%	3,226	0.3%
South Carolina	118	3,342	3.5%	29,203	2.4%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	112	3,332	3.5%	29,408	2.4%
Texas	574	11,440	11.8%	161,699	13.4%
Utah	8	91	0.1%	1,650	0.1%
Vermont	7	23	—%	472	—%
Virginia	111	1,893	2.0%	33,243	2.8%
Washington	23	459	0.5%	9,247	0.8%
West Virginia	38	237	0.3%	5,673	0.5%
See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	84	1,655	1.7%	18,482	1.6%
Wyoming	9	58	0.1%	1,552	0.1%
Territories
Puerto Rico	3	88	0.1%	2,430	0.2%
Canadian Provinces
Alberta	4	32	—%	1,912	0.2%
Manitoba	2	16	—%	827	0.1%
Ontario	11	78	0.1%	4,208	0.4%
Saskatchewan	2	17	—%	828	0.1%
Total	4,213	96,885	100.0%	$1,206,086	100.0%
Percentages based on annualized rental income.

Number of Properties by Region
Canada: 19 Properties, 0.8% | Puerto Rico: 3 Properties, 0.2%
PACIFIC NORTHWEST
78 Properties
1.8%
NORTHEAST
245 Properties
9.8%
MIDWEST
920 Properties
20.9%
MID-ATLANTIC
720 Properties
15.9%
PACIFIC SOUTHWEST
292 Properties
11.6%
SOUTHWEST
846 Properties
18.2%
SOUTHEAST
1,090 Properties
20.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q3 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2016	36	1,821	1.8%	$11,000	0.9%
2017	146	4,026	4.2%	39,173	3.2%
2018	217	3,670	3.8%	40,051	3.3%
2019	185	3,263	3.4%	55,731	4.6%
2020	235	4,512	4.7%	48,046	4.0%
2021	193	11,221	11.6%	88,290	7.3%
2022	264	9,890	10.2%	83,668	6.9%
2023	216	6,176	6.4%	79,099	6.5%
2024	179	9,214	9.5%	107,559	9.0%
2025	279	4,428	4.6%	63,020	5.3%
Thereafter	1,542	36,713	37.8%	590,449	49.0%
Total	3,492	94,934	98.0%	$1,206,086	100.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q3 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2016
Anchored shopping centers	4	19	—%	280	—%
Restaurant	23	119	0.1%	969	0.1%
Industrial & Distribution	2	1,399	1.4%	4,061	0.3%
Office	5	284	0.3%	5,690	0.5%
Other(1)	2	—	—%	—	—%
Total Remaining 2016	36	1,821	1.8%	$11,000	0.9%

2017
Single-tenant retail	46	282	0.3%	$6,105	0.5%
Anchored shopping centers	25	101	0.1%	2,004	0.2%
Restaurant	45	452	0.5%	6,959	0.6%
Industrial & Distribution	9	2,329	2.4%	10,209	0.8%
Office	20	862	0.9%	13,881	1.1%
Other(1)	1	—	—%	15	—%
Total 2017	146	4,026	4.2%	$39,173	3.2%

2018
Single-tenant retail	72	944	1.0%	$13,631	1.1%
Anchored shopping centers	30	304	0.3%	4,213	0.4%
Restaurant	88	330	0.3%	7,695	0.6%
Industrial & Distribution	12	1,751	1.8%	7,008	0.6%
Office	13	341	0.4%	7,486	0.6%
Other(1)	2	—	—%	18	—%
Total 2018	217	3,670	3.8%	$40,051	3.3%

2019
Single-tenant retail	54	1,315	1.4%	$15,510	1.3%
Anchored shopping centers	30	250	0.3%	3,725	0.3%
Restaurant	76	313	0.3%	7,317	0.6%
Industrial & Distribution	3	137	0.1%	1,275	0.1%
Office	22	1,248	1.3%	27,904	2.3%
Total 2019	185	3,263	3.4%	$55,731	4.6%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q3 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2020
Single-tenant retail	81	1,056	1.1%	$13,452	1.1%
Anchored shopping centers	16	140	0.1%	1,825	0.2%
Restaurant	106	432	0.5%	8,761	0.7%
Industrial & distribution	9	1,651	1.7%	6,435	0.5%
Office	22	1,233	1.3%	17,572	1.5%
Other(1)	1	—	—%	1	—%
Total 2020	235	4,512	4.7%	$48,046	4.0%

2021
Single-tenant retail	67	1,259	1.3%	$19,224	1.6%
Anchored shopping centers	17	162	0.2%	2,599	0.2%
Restaurant	68	354	0.3%	9,130	0.8%
Industrial & distribution	16	7,653	7.9%	27,171	2.2%
Office	25	1,793	1.9%	30,166	2.5%
Other(1)	—	—	—%	—	—%
Total 2021	193	11,221	11.6%	$88,290	7.3%

2022
Single-tenant retail	166	2,180	2.3%	$29,085	2.4%
Anchored shopping centers	10	118	0.1%	1,820	0.1%
Restaurant	45	203	0.2%	4,550	0.4%
Industrial & distribution	26	5,819	6.0%	21,386	1.8%
Office	15	1,570	1.6%	26,739	2.2%
Other(1)	2	—	—%	88	—%
Total 2022	264	9,890	10.2%	$83,668	6.9%

2023
Single-tenant retail	123	1,832	1.9%	$22,928	1.9%
Anchored shopping centers	7	130	0.1%	2,653	0.2%
Restaurant	48	212	0.2%	5,113	0.4%
Industrial & distribution	15	2,583	2.7%	17,944	1.5%
Office	23	1,419	1.5%	30,461	2.5%
Total 2023	216	6,176	6.4%	$79,099	6.5%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q3 2016 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2024
Single-tenant retail	87	2,119	2.2%	$27,446	2.3%
Anchored shopping centers	3	14	—%	332	—%
Restaurant	48	253	0.3%	6,657	0.6%
Industrial & Distribution	12	3,509	3.6%	15,482	1.3%
Office	28	3,319	3.4%	57,603	4.8%
Other(1)	1	—	—%	39	—%
Total 2024	179	9,214	9.5%	$107,559	9.0%

2025
Single-tenant retail	181	1,757	1.8%	$30,830	2.6%
Anchored shopping centers	2	10	—%	160	—%
Restaurant	63	271	0.3%	8,001	0.7%
Industrial & Distribution	12	1,844	1.9%	14,154	1.2%
Office	21	546	0.6%	9,875	0.8%
Total 2025	279	4,428	4.6%	$63,020	5.3%

Thereafter
Single-tenant retail	873	16,898	17.4%	$239,406	19.9%
Anchored shopping centers	18	426	0.4%	4,287	0.4%
Restaurant	567	5,717	5.9%	224,946	18.7%
Industrial & distribution	45	11,063	11.4%	70,711	5.8%
Office	38	2,609	2.7%	50,684	4.2%
Other(1)	1	—	—%	415	—%
Total Thereafter	1,542	36,713	37.8%	$590,449	49.0%

Total Remaining Lease Expirations	3,492	94,934	98.0%	$1,206,086	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q3 2016 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,143	61,175	63.1%	$830,751	68.9%
CPI	250	7,687	7.9%	113,904	9.4%
Flat	1,099	26,072	27.0%	261,431	21.7%
Total	3,492	94,934	98.0%	$1,206,086	100.0%

Rent Escalations by Property Type
Annualized Rental Income (in millions)
$500
$400
$300
$200
$100
$0
$418
$152
$74
$192
$24
$290
$22
$13
$255
$196
$48
$137
$278
$27
$15
$236
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
Fixed
CPI
Flat

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q3 2016 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,488	55,600	57.4%	$747,168	62.0%
NN	951	37,643	38.9%	418,069	34.6%
Other (1)	53	1,691	1.7%	40,849	3.4%
Total	3,492	94,934	98.0%	$1,206,086	100.0%
___________________________________

(1)	Includes gross, modified gross, and billboard.

Tenant Expense Obligation by Property Type
$500
$400
$300
$200
$100
$0
Annualized Rental Income (in millions)
$418
$122
$295
$24
$290
$288
$196
$98
$98
$278
$40
$174
$64
Single-Tenant Retail
Anchored Shopping Centers
Restaurant
Industrial & Distribution
Office
NNN
NN
Other

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Single-tenant retail	2,017	29,704	30.7%	$417,617	34.6%
Anchored shopping centers	20	1,723	1.8%	23,898	2.0%
Restaurant	1,837	9,143	9.4%	290,098	24.0%
Industrial & Distribution	166	40,422	41.7%	195,836	16.3%
Office(1)	161	15,893	16.4%	278,061	23.1%
Other(2)	12	—	—%	576	—%
Total	4,213	96,885	100.0%	$1,206,086	100.0%
___________________________________
(1) The office portfolio is comprised of the following sub-categories:

Property Type	Number of Properties	Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Corporate headquarters	84	11,433	11.8%	$190,057	15.8%
Corporate operations	21	4,013	4.1%	77,392	6.4%
Medical retail services	56	447	0.5%	10,612	0.9%
Total	161	15,893	16.4%	$278,061	23.1%

(2) Includes billboard, construction in progress, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Single-Tenant Retail (unaudited, percentages based on Annualized Rental Income of the single-tenant retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of single-tenant retail properties	2,017
Rentable square feet	29,704
Economic occupancy rate	99.8%
Weighted-average remaining lease term	10.5
Investment grade tenants	49.1%
Flat leases	36.3%
NNN leases	70.7%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Anchored Shopping Centers (unaudited, percentages based on Annualized Rental Income of the anchored shopping center properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of anchored shopping centers	20
Rentable square feet	1,723
Economic occupancy rate	97.1%
Weighted-average remaining lease term	5.5
Investment grade tenants	32.6%
Flat leases	52.0%
NNN leases	6.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of restaurant properties	1,837
Rentable square feet	9,143
Economic occupancy rate	94.7%
Weighted-average remaining lease term	14.5
Investment grade tenants	2.9%
Flat leases	7.7%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of industrial and distribution properties	166
Rentable square feet	40,422
Economic occupancy rate	98.3%
Weighted-average remaining lease term	8.3
Investment grade tenants	54.5%
Flat leases	24.8%
NNN leases	49.8%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Q3 2016 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Number of office properties	161
Rentable square feet	15,893
Economic occupancy rate	95.8%
Weighted-average remaining lease term	6.7
Investment grade tenants	64.3%
Flat leases	9.6%
NNN leases	23.0%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q3 2016 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of September 30, 2016:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$3,011	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,240	25,788	Publix, Belk
Total			$50,429	512	6,251	46,188

Company's aggregate interest					$4,421	$33,409
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)
Debt represents secured fixed and variable rates ranging from 2.93% to 5.20% and maturities ranging from October 2016 to July 2021, with a weighted-average interest rate of 3.93% as of September 30, 2016 and a weighted-average years to maturity of 2.1 years as of September 30, 2016.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Cole Capital

COLE CAPITAL

SIEMENS
FREEPORT-McMoRAN
BJ's
WHOLESALE CLUB
ENTRANCE
THE HOME DEPOT
KOHL'S
Walgreens
PHARMACY

Owned By Cole Office & Industrial REIT (CCIT III), Inc.

Owned by Cole Credit Property Trust IV, Inc.

Owned by Cole Real Estate Income Strategy (Daily NAV), Inc.

Owned By Cole Office & Industrial REIT (CCIT II), Inc.

Owned by Cole Credit Property Trust V, Inc.

Owned by Cole Credit Property Trust V, Inc.

VEREIT

Quarterly Supplemental Information
Third Quarter 2016

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q3 2016 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Revenues:
Offering-related fees and reimbursements	$9,545	$10,914	$12,391	$9,927	$5,850
Transaction service fees and reimbursements	3,779	4,476	2,384	5,413	7,400
Management fees and reimbursements	17,745	17,096	16,458	17,973	14,296
Total Cole Capital revenues	31,069	32,486	31,233	33,313	27,546
Operating Expenses:
Cole Capital reallowed fees and commissions	5,897	6,975	8,068	6,558	3,896
Acquisition related	—	14	25	61	74
General and administrative	17,692	19,393	17,172	32,514	16,994
Depreciation and amortization	7,276	7,109	8,317	5,006	8,384
Impairment of intangible assets	—	—	—	213,339	—
Total operating expenses	30,865	33,491	33,582	257,478	29,348
Operating income (loss)	204	(1,005)	(2,349)	(224,165)	(1,802)
Total other income, net	95	—	494	410	465
Income (loss) before taxes	299	(1,005)	(1,855)	(223,755)	(1,337)
(Provision for) benefit from income taxes	(59)	2,071	1,309	37,485	738
Net income (loss)	$240	$1,066	$(546)	$(186,270)	$(599)

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q3 2016 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$240	$1,066	$(546)	$(186,270)	$(599)
FFO attributable to common stockholders and limited partners	240	1,066	(546)	(186,270)	(599)

Acquisition related expenses	—	14	25	61	74
Impairment of intangible assets	—	—	—	213,339	—
Amortization of management contracts	6,240	6,240	7,451	3,373	7,510
Deferred tax expense (benefit) (1)	6,941	(6,417)	(1,457)	(38,695)	(5,701)
Equity-based compensation expense	1,387	854	931	2,471	2,943
Other amortization and non-cash charges	929	751	743	1,539	782
AFFO attributable to common stockholders and limited partners	$15,737	$2,508	$7,147	$(4,182)	$5,009

Weighted-average shares outstanding - basic	943,480,170	904,107,378	903,825,726	903,638,159	903,461,323
Effect of Limited Partner OP Units and dilutive securities (2)	25,206,373	27,144,667	26,354,148	25,729,149	25,995,886
Weighted-average shares outstanding - diluted (3)	968,686,543	931,252,045	930,179,874	929,367,308	929,457,209

FFO attributable to common stockholders and limited partners per diluted share	$0.000	$0.001	$(0.001)	$(0.200)	$(0.001)
AFFO attributable to common stockholders and limited partners per diluted share	$0.016	$0.003	$0.008	$(0.004)	$0.005
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q3 2016 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Net income (loss)	$240	$1,066	$(546)	$(186,270)	$(599)
Adjustments:
Depreciation and amortization	7,276	7,109	8,317	5,006	8,384
Provision for (benefit from) income taxes	59	(2,071)	(1,309)	(37,485)	(738)
EBITDA	$7,575	$6,104	$6,462	$(218,749)	$7,047
Impairment of intangible assets	—	—	—	213,339	—
Acquisition related expenses	—	14	25	61	74
Program development costs write-off	845	2,377	—	11,295	—
Other amortization and non-cash charges	(107)	(118)	(123)	(94)	(92)
Normalized EBITDA	$8,313	$8,377	$6,364	$5,852	$7,029

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q3 2016 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of reimbursements from the Cole REITs.

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Cole Capital revenue, net of reallowed fees and commissions	$25,172	$25,511	$23,165	$26,755	$23,650
Less: Expense reimbursements from Cole REITs recorded as revenue	7,416	7,342	7,515	8,094	4,549
Net Cole Capital Revenue	17,756	18,169	15,650	18,661	19,101
Other income	95	—	494	410	465
Net Cole Capital Revenue and other income	$17,851	$18,169	$16,144	$19,071	$19,566

Total consolidated general and administrative expenses	$29,761	$33,094	$29,400	$49,160	$32,842
Less: REI segment general and administrative expenses	12,069	13,701	12,228	16,646	15,848
Cole Capital general and administrative expenses	17,692	19,393	17,172	32,514	16,994
Less:
Expenses reimbursed from Cole REITs	7,416	7,342	7,515	8,094	4,549
Net Cole Capital G&A expense	10,276	12,051	9,657	24,420	12,445
Expenses incurred recorded as program development costs	2,452	973	3,433	(5,840)	3,002
Normalized Net Cole Capital G&A expense	$12,728	$13,024	$13,090	$18,580	$15,447

Normalized EBITDA Margin	46.6%	46.1%	39.4%	30.7%	35.9%
Normalized Net Cole Capital G&A expense as percent of Net Cole Capital Revenue and other income	71.3%	71.7%	81.1%	97.4%	78.9%

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q3 2016 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Beginning Balance	$12,115	$13,578	$12,855	$20,878	$19,006
Expenses incurred	7,010	6,993	6,474	8,802	5,054
Offering-related reimbursement revenue	(2,299)	(2,436)	(2,710)	(2,183)	(1,130)
Reserve for uncollectible amounts and write-offs(2)	(4,558)	(6,020)	(3,041)	(14,642)	(2,052)
Ending Balance	$12,268	$12,115	$13,578	$12,855	$20,878
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)
The Company assesses the collectability of the program development costs and records monthly reserves for the portion that is not expected to be collected. Certain triggering events, such as impairment evaluations of the Cole Capital segment and the closing of a Cole REIT's offering, may result in a write-off of additional program development costs. Reserves for uncollectible amounts and write-offs are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of September 30, 2016:

Program	Capital Raised (1)		DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$283,109		$14,488	116	$499,188	$257,349
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	303,374		10,400	96	352,030	120,769
Cole Office & Industrial REIT (CCIT III), Inc. ("CCIT III")	2,500	(4)	—	1	32,750	32,300
Total Open Programs	588,983		24,888	213	883,968	410,418

Closed Programs:
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	651,063		26,692	32	1,036,254	495,542
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961		326,473	882	4,840,078	2,239,899
Other Programs (5)	—		—	35	371,100	173,752
Total Closed Programs	3,567,024		353,165	949	6,247,432	2,909,193

Total	$4,156,007		$378,053	1,162	$7,131,400	$3,319,611
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes properties owned through consolidated and unconsolidated joint ventures.

(4)	Represents an investment made by VEREIT in order for CCIT III to break escrow and commence operations.

(5)	Includes tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 53

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs in offering as of September 30, 2016:

Program	Primary Investment Strategy	Offering Commencement Date	NAV per Share		Offering Price per Share	Annualized Distribution per Share (2)
CCPT V
A Shares	Retail	3/17/2014	$24.00	(1)	$26.37	$1.58
T Shares	Retail	4/29/2016	$24.00	(1)	$25.26	$1.58

INAV
W Shares	Diversified	12/6/2011	$18.25	(3)	$18.25	$0.98
A Shares	Diversified	10/10/2013	$18.13	(3)	$18.84	$0.97
I Shares	Diversified	11/19/2013	$18.37	(3)	$18.37	$0.99

CCIT III
A Shares	Office and Industrial	9/22/2016	N/A		$10.00	$0.60
T Shares	Office and Industrial	9/22/2016	N/A		$9.57	$0.60
___________________________________

(1)	Represents the estimated net asset value per share determined by CCPT V's board of directors as of February 29, 2016.

(2)	The annualized distribution does not include the effect of any trailing fees.

(3)
The NAV per share for each share class is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues and expenses and debt service costs and fees.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 54

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary

The following table shows the summary of the fee information relating to the offering of the Cole REITs as of September 30, 2016.

Program	Selling Commissions (1)	Dealer Manager Fees (2)		Annual Distribution and Stockholder Servicing Fees (2)
CCPT V
A Shares	7%	2%		—
T Shares	3%	2%		0.8%	(3)(5)

INAV
W Shares	—	0.55%	(4)	—
A Shares	up to 3.75%	0.55%	(4)	0.50%	(4)
I Shares	—	0.25%	(4)	—

CCIT III
A Shares	7%	2%		—
T Shares	3%	2%		1.0%	(5)
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)
The Company may reallow all or a portion of its dealer manager or distribution and stockholder servicing fee to participating broker-dealers as a marketing and due diligence expense reimbursement. Fees are calculated on a daily basis and payable monthly in arrears.

(3)	Subsequent to September 30, 2016, the distribution and stockholder servicing fee was changed to be 1.0%.

(4)	Fees are calculated on a daily basis and payable monthly in arrears.

(5)	The maximum amount of the distribution and stockholder servicing fee with respect to sales of Class T shares is 4.0% of the gross offering proceeds.

The following table shows the summary of the fee information relating to transactions and portfolio management for the Cole REITs and other real estate programs as of September 30, 2016.

	Transaction Fees						Management Fees
Program	Acquisition Fees (1)	Disposition Fees	Liquidation Performance Fees		Financing Coordination Fee		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	2%	1%	15%	(2)	—		0.65% - 0.75%	(4)	—
INAV	—	—	N/A		—		0.90%	(5)	25%	(6)
CCIT III	2%	1%	15%	(2)	1%	(3)	0.65% - 0.75%	(4)	—

Closed Programs
CCIT II	2%	1%	15%	(2)	—		0.65% - 0.75%	(4)	—
CCPT IV	2%	1%	15%	(2)	—		0.65% - 0.75%	(4)	—
Other Programs	Various	Various	—		—		Various		Various
___________________________________

(1)	Percent taken on gross purchase price.

(2)
Paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and a 6% annual cumulative, non-compounded return (8% in the case of CCIT II and CCPT IV).

(3)
Financing coordination fee payable for services in connection with the origination, assumption, or refinancing for any debt (other than loans advanced by the Company) to acquire properties or make other permitted investments.

(4)	Annualized fee based on the average monthly invested assets.

(5)	Annualized fee based on the average daily NAV.

(6)	Paid on the amount by which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 55

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended September 30, 2016 :

Program	Capital Raised (1)		DRIP(2)	Number of Investments Acquired	Purchase Price of Acquisitions (3)	Number of Investments Sold	Sales Price of Dispositions
Open Programs:
CCPT V	$13,561		$2,225	—	$—	—	$—
INAV	43,097		1,590	6	44,033	—	—
CCIT III	2,500	(4)	—	1	32,750	—	—
Total Open Programs	59,158		3,815	7	76,783	—	—

Closed Programs:
CCIT II	77,223		5,098	—	—	—	—
CCPT IV	—		27,285	6	97,086	2	16,413
Other Programs(5)	—		—	—	—	2	34,400
Total Closed Programs	77,223		32,383	6	97,086	4	50,813

Total	$136,381		$36,198	13	$173,869	4	$50,813
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

(4)	Represents an investment made by VEREIT in order for CCIT III to break escrow and commence operations.

(5)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 56

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended September 30, 2016 by activity type (dollars in thousands):

Program	Offering-Related Fees and Reimbursements	Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$1,316	$—	$1,769	$3,085
INAV	1,430	460	1,219	3,109
CCIT III	27	875	5	907
Gross revenue - Open Programs	2,773	1,335	2,993	7,101
Less:
Reallowed revenues	1,611	—	—	1,611
Reimbursements	680	584	3,742	5,006
Net Cole Capital Revenue - Open Programs	482	751	(749)	484

Closed Programs:
CCIT II	6,772	102	2,789	9,663
CCPT IV	—	2,062	11,659	13,721
Other Programs	—	280	304	584
Gross revenue - Closed Programs	6,772	2,444	14,752	23,968
Less:
Reallowed revenues	4,286	—	—	4,286
Reimbursements	1,620	102	688	2,410
Net Cole Capital Revenue - Closed Programs	866	2,342	14,064	17,272

Total Net Cole Capital Revenue	$1,348	$3,093	$13,315	$17,756

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 57

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Capital raised (excluding DRIP)	$136,381	$138,655	$144,620	$116,634	$66,603

Securities commissions	5,008	6,063	7,041	5,756	3,328
Dealer manager and distribution fees	2,237	2,415	2,640	1,988	1,258
Reimbursement revenue	2,300	2,436	2,710	2,183	1,264
Gross offering-related revenue	9,545	10,914	12,391	9,927	5,850
Less:
Reallowed securities commissions	5,008	6,063	7,041	5,756	3,328
Reallowed dealer manager and distribution fees	889	912	1,027	802	568
Reimbursement revenue	2,300	2,436	2,710	2,183	1,264
Net offering-related revenue	$1,348	$1,503	$1,613	$1,186	$690
Transaction service revenue

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Purchase price of acquisitions(1)	$173,869	$211,178	$102,075	$236,398	$315,301

Acquisition fees	2,813	3,758	1,702	3,829	6,233
Performance fees	—	—	—	—	—
Disposition fees	280	62	—	1,013	764
Reimbursement revenue	686	656	682	571	403
Gross transaction service revenue	3,779	4,476	2,384	5,413	7,400
Less: Reimbursement revenue	686	656	682	571	403
Net transaction service revenue	$3,093	$3,820	$1,702	$4,842	$6,997
_______________________________________________
(1) Purchase price of acquisitions includes any GAAP adjustments, such as fair value adjustments of assumed notes payable and earn-out provisions.

Management service revenue

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Assets under management	$7,131,400	$7,005,695	$6,827,885	$6,740,911	$6,561,950

Asset and property management and leasing fees	304	286	285	359	416
Advisory and performance fee revenue	13,011	12,560	12,050	12,274	10,998
Reimbursement revenue	4,430	4,250	4,123	5,340	2,882
Gross management service revenue	17,745	17,096	16,458	17,973	14,296
Less: Reimbursement revenue	4,430	4,250	4,123	5,340	2,882
Net management service revenue	$13,315	$12,846	$12,335	$12,633	$11,414

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 58

Q3 2016 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
_______________________________________________
(1) Represents capital raised on behalf of Cole REITs for nine months ended September 30, 2016. Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and other financial measures.
VEREIT, Inc. | WWW.VEREIT.COM | 59

Q3 2016 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on operating properties owned at the respective reporting date on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Assets Under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease. The Company believes that Contract Rental Revenue is a useful supplemental measure to investors and analysts for assessing the performance of the Company's REI segment, although it does not represent revenue that is computed in accordance with GAAP. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended September 30, 2016 and 2015 (dollar amounts in thousands):

	Three Months Ended September 30,
	2016	2015
Rental income - as reported	$303,383	$333,766
Direct financing lease income - as reported	494	659
Adjustments:
Straight-line rent	(12,454)	(21,705)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,152
Net direct financing lease adjustments	571	507
Other non-contract rental revenue	—	(73)
Contract Rental Revenue	$293,626	$314,306

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Debt Outstanding represents the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. We believe that the presentation of Debt Outstanding, which shows our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding should not be considered as an alternative to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.

VEREIT, Inc. | WWW.VEREIT.COM | 60

Q3 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

The following table shows a reconciliation of Debt Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Mortgage notes payable and other debt, net	$2,861,210	$2,938,072	$3,029,666	$3,111,985	$3,187,960
Corporate bonds, net	2,225,157	3,522,297	2,537,699	2,536,333	2,534,977
Convertible debt, net	970,691	968,059	965,469	962,894	960,361
Credit facility, net	496,008	1,045,872	1,269,731	1,448,590	2,097,400
Mortgage notes payable associated with assets held for sale	—	—	—	—	118,493
Total debt - as reported	6,553,066	8,474,300	7,802,565	8,059,802	8,899,191
Adjustments:
Deferred financing costs, net	59,467	69,719	57,652	62,674	67,804
Net premiums	(25,694)	(29,319)	(33,614)	(39,131)	(38,583)
Debt Outstanding	$6,586,839	$8,514,700	$7,826,603	$8,083,345	$8,928,412

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA as disclosed represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition related costs, merger and other non-routine transactions costs, gains or losses on sale of investments, insurance and litigation settlements and extinguishment of debt cost. We also exclude certain non-cash items such as impairments of intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, write-off of program development costs, and amortization of intangibles, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of the Company's business segments, although it does not represent net income that is computed in accordance with GAAP. Therefore, Normalized EBITDA should not be considered as an alternative to net income or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Economic Occupancy equals the sum of square feet leased (including month-to-month agreements) divided by total square feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.
Fixed Charge Coverage Ratio is the sum of (i)interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts, (ii) secured debt principal amortization and (iii) dividends attributable to preferred shares divided by Normalized EBITDA.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.

VEREIT, Inc. | WWW.VEREIT.COM | 61

Q3 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under U.S. GAAP.
NAREIT defines FFO as net income or loss computed in accordance with U.S. GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use adjusted funds from operations (“AFFO”) as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition related costs, litigation and other non-routine costs, gains or losses on sale of investment securities or loans held for investment, insurance recoveries and legal settlements. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, unrealized gains or losses on derivatives, reserves for loan loss, gain or loss on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, above-market lease assets and below-market lease liabilities. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other traded REITs, as AFFO, or an equivalent measure, is routinely reported by traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.
Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Coverage Ratio reflects interest expense incurred on the outstanding principal balance of our debt, excluding certain GAAP adjustments reported as interest expense, such as amortization of deferred financing costs, premiums and discounts divided by Normalized EBITDA.

VEREIT, Inc. | WWW.VEREIT.COM | 62

Q3 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Interest Expense, Excluding Non-Cash Amortization reflects interest expense incurred on the outstanding principal balance of our debt, which excludes the amortization of deferred financing costs, premiums and discounts, which are reported as interest expense in accordance with GAAP. We believe that the presentation of Interest Expense, Excluding Non-Cash Amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, Excluding Non-Cash Amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of interest expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Interest expense - as reported	$79,869	$82,468	$80,426	$82,591	$89,530
Adjustments:
Amortization of deferred financing and issuance costs	(7,081)	(7,470)	(7,307)	(7,321)	(11,320)
Amortization of net premiums	3,723	4,000	4,423	5,079	4,930
Interest expense, excluding non-cash amortization	$76,511	$78,998	$77,542	$80,349	$83,140
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
NAV per share represents the net asset value of the respective share class.
Net Cole Capital G&A Expense
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, the Company records these costs as general and administrative expenses and the subsequent reimbursements as revenue. We believe Net Cole Capital G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records the reimbursement of these costs as fee and commission revenue and as reimbursement revenue and records the expense in reallowed fees and commissions and general and administrative expenses. We believe Net Revenue is a helpful supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a non-GAAP measure used to show the Company's Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of net debt provides useful information to investors because our management reviews net debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four.

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Q3 2016 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of the REI segment NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Operating income (loss)	85,468	$84,628	$(60,804)	$101,302	$99,730
Acquisition related	90	27	217	673	1,690
Litigation and other non-routine costs, net of insurance recoveries	4,630	2,917	(5,175)	(7,691)	8,032
General and administrative	12,069	13,701	12,228	16,646	15,848
Depreciation and amortization	187,897	190,236	195,991	197,409	200,158
Impairment of real estate	6,872	8,825	160,517	6,414	—
NOI	297,026	300,334	302,974	314,753	325,458
Straight-line rent, net of bad debt expense related to straight-line rent	(12,319)	(15,663)	(13,045)	(17,589)	(21,705)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,632	1,248	1,296	1,299	1,152
Net direct financing lease adjustments	571	590	559	544	507
Cash NOI	$286,910	$286,509	$291,784	$299,007	$305,412
Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income.

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